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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports and to all references to our Firm included in or made a part of this amendment no. 2 to the registration statement on Form S-4.



                                                 /s/ ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma


January 7, 1999